UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported)     January 10, 2014________________

PLY GEM HOLDINGS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-35930	20-0645710
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5020 WESTON PARKWAY, SUITE 400 CARY, NORTH CAROLINA	27513
(Address of principal executive offices)	(Zip Code)

(919) 677-3900
(Registrant’s Telephone Number, Including Area Code)

NOT APPLICABLE
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

FORWARD-LOOKING INFORMATION

Certain statements made in this Form 8-K, including any statements as to future results of operations and financial projections, may constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. Forward-looking statements are based on management's expectations, estimates, projections and assumptions. These statements are not guarantees of future performance and involve certain risks and uncertainties which are difficult to predict. Therefore, actual future results and trends may differ materially from what is forecast in forward-looking statements due to a variety of factors. Additional information regarding these factors is contained in Ply Gem Holdings, Inc.’s filings with the Securities and Exchange Commission, including, without limitation, its Annual Report on Form 10-K.

ITEM 2.02    RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On January 10, 2014, Ply Gem Holdings, Inc. (the “Company”) issued an announcement regarding preliminary financial data for its fourth quarter ended December 31, 2013.  A copy of the announcement issued by the Company is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

The information contained in this announcement includes financial information determined by methods other than in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The Company’s management uses these non-GAAP measures in its analysis of the Company’s performance. The Company believes that the presentation of certain non-GAAP measures provides useful supplemental information that is essential to a proper understanding of the operating results of the Company’s core businesses. These non-GAAP disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies.

The information under Item 2.02 of this Form 8-K and the accompanying exhibit are being furnished under Item 2.02 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liability of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, other than Ply Gem Industries, Inc.’s Offer to Purchase dated January 10, 2014, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

99.1        Announcement, dated January 10, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:  January 10, 2014

PLY GEM HOLDINGS, INC.

By: /s/ Shawn K. Poe
Name: Shawn K. Poe
Title: Vice President, Chief Financial Officer, Treasurer and Secretary